[GRAPHIC]

    AMERICAN STRATEGIC
    INCOME PORTFOLIO II

                                           BSP


    ANNUAL REPORT
                2000


                                    [LOGO] FIRST AMERICAN-Registered Trademark-
                                           ASSET MANAGEMENT

[LOGO] FIRST AMERICAN-Registered Trademark-
       ASSET MANAGEMENT


    TABLE OF CONTENTS

 1  Fund Overview

 4  Financial Statements and Notes

14  Investments in Securities

18  Independent Auditors' Report

19  Federal Income Tax Information

20  Shareholder Update

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AMERICAN STRATEGIC INCOME PORTFOLIO II

PRIMARY INVESTMENTS Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.


FUND OBJECTIVE High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


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AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended May 31, 2000

[CHART]

                                                                 Since Inception
                              One Year          Five Year           7/30/92
                              --------          ---------       ---------------
American Strategic
  Income Portfolio II           2.77%              7.17%             7.09%
Lehman Brothers Mutual Fund
  Government/Mortgage Index     2.75%              6.09%             6.31%


The average annualized total returns for American Strategic Income Portfolio II are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2000, were 1.09%, 8.68%, and 5.56%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The fund uses the Lehman Brothers Mutual Fund Government/
Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio II is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 2000.


         NOT FDIC INSURED      NO BANK GUARANTEE      MAY LOSE VALUE

FUND OVERVIEW
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FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio II. He has 14 years of financial experience.

DAVID STEELE
assists with the management of American Strategic Income Portfolio II. He has 21 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio II. He has 14 years of financial experience.

JULY 15, 2000

FOR THE ANNUAL REPORTING PERIOD ENDING MAY 31, 2000, AMERICAN STRATEGIC INCOME PORTFOLIO II HAD A TOTAL RETURN OF 2.77% BASED ON ITS NET ASSET VALUE (NAV). This compares to a 2.75% return for its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index. The total return based on the fund's market price was 1.09% over the same time frame. The fund's NAV performance benefited from multifamily and commercial prepayment penalties paid by property owners during the year that helped to boost its NAV. The fund charges these penalties when a property owner wants to repay the mortgage before it is due. Before we discuss the reporting period in more detail, we would like to tell you about a recent proxy proposal that you should have received.

AT THE AUGUST 3, 2000, ANNUAL MEETING, WE ARE ASKING FUND SHAREHOLDERS TO APPROVE THE FUND'S INVESTMENT IN ALL TYPES OF SECURITIES BACKED BY REAL ESTATE OR ISSUED BY COMPANIES THAT DEAL IN REAL ESTATE. IN PARTICULAR, REAL ESTATE INVESTMENT TRUSTS (REITS), PREFERREDS. REIT companies manage portfolios of real estate to earn profits for shareholders, and their preferred stock pays out a specific dividend rate. We currently see good values in this market. They offer investment-grade quality (BBB rated and above), attractive income potential, more liquidity than mortgage loans because they are bought and sold on the New York Stock Exchange, and they have a real estate orientation that we believe suits the fund. Plus, they offer immediate diversification. For example, one security we've considered represents 240,000 apartment units all across the country. However, because these securities will have long durations, they will be more volatile and more interest rate sensitive than the mortgage loans in the portfolio.

THE FUND'S BOARD HAS APPROVED AN INCREASE IN THE LIMIT ON COMMERCIAL LOANS IN THE FUND FROM 25% TO 35% OF TOTAL ASSETS. We currently find the commercial loan market to be more attractive than single-family or multifamily loans. An increase in commercial loans would broaden the exposure of the fund to office, industrial, warehouse, and retail markets.



* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

As a percentage of total assets on May 31, 2000

[CHART]

Other Assets                                        1%
Short-term Securities                               1%
U.S. Agency Mortgage-backed Securities             21%
Private Fixed-rate Mortgage-backed Securities       3%
Commercial Loans                                   23%
Multifamily Loans                                  27%
Single-family Loans                                24%

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DELINQUENT LOAN PROFILE

The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of May 31, 2000, based on principal amounts outstanding.

Current                 87.8%
-----------------------------
30 Days                  4.9%
-----------------------------
60 Days                  2.4%
-----------------------------
90 Days                  0.6%
-----------------------------
120+ Days                4.3%
-----------------------------

**As of May 31, 2000, there were no multifamily or commercial loans delinquent.

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       1  2000 Annual Report - American Strategic Income Portfolio II

FUND OVERVIEW CONTINUED
--------------------------------------------------------------------------------

DURING THE REPORTING PERIOD, THE FEDERAL RESERVE'S INTEREST RATE HIKES BECAME A CHALLENGE FOR THE FUND. On the positive side, higher rates have slowed the level of refinancings and loan prepayments. Also, rising rates mean that we can find new mortgage investments that pay income equal to or higher than the average coupon in the fund. However, the Fed has raised short-term rates so much that high borrowing costs are beginning to erode the income levels of the fund. In June 2000, after the end of this semiannual reporting period, we had to decrease the monthly dividend of the fund from 8.75 cents per share to 8.5 cents per share as a result. Even with the decrease, the dividend reserve of 9.34 cents per share continues to support part of the fund's monthly distribution.

BECAUSE OF THIS CHALLENGING INTEREST RATE ENVIRONMENT, THE FUND ALSO EXPERIENCED MORE NET ASSET VALUE VOLATILITY THAN IS TYPICAL, BUT WAS STILL ABLE TO PAY AN ATTRACTIVE INCOME STREAM. The NAV of the fund began the year at $12.92 and ended at $12.20 per share. At the end of the reporting period, the fund's market price of $11.00 per share continued to trade at a discount to its net asset value. Dividends for the year totaled $1.0595 per share, for an annualized distribution rate of 9.63% based on the May 31 market price. The fund's new dividend level would result in an annualized earnings rate of 9.27% based on the May 31 market price. Keep in mind that past performance is no guarantee of future results, and the fund's NAV and distribution rate will fluctuate.

DURING DECEMBER, THE FUND PAID OUT PROCEEDS FROM ITS SHARE REPURCHASE OFFER, WHICH BROUGHT SHORT-TERM SECURITIES FROM 8% DOWN TO 1% OF THE FUND'S TOTAL ASSETS. In the last shareholder report, the level of short-term securities was elevated to prepare for the repurchase offer payout. Single-family, multifamily, and commercial loans continue to represent the majority of the portfolio with 74% of total assets collectively. (See the chart on the previous page for individual percentages for each loan category.) In addition, we have moved about 16% of total assets out of whole loans during the period and into agency mortgage securities, mainly Fannie Maes (Federal National


------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2000. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.


[MAP]

Alabama             less than 0.50%
Alaska              less than 0.50%
Arizona             1%
Arkansas            less than 0.50%
California          11%
Colorado            5%
Connecticut         less than 0.50%
Delaware            less than 0.50%
Florida             8%
Georgia             1%
Hawaii              less than 0.50%
Idaho               less than 0.50%
Illinois            1%
Indiana             2%
Iowa
Kansas              less than 0.50%
Kentucky            1%
Louisiana           less than 0.50%
Maine               less than 0.50%
Maryland            1%
Massachusetts       4%
Michigan            less than 0.50%
Minnesota           14%
Mississippi         less than 0.50%
Missouri            2%
Montana             2%
Nebraska            less than 0.50%
New Hampshire       less than 0.50%
New Jersey          2%
New Mexico          1%
New York            1%
Nevada              3%
North Carolina      less than 0.50%
North Dakota
Ohio                1%
Oklahoma            5%
Oregon
Pennsylvania        1%
Rhode Island        less than 0.50%
South Carolina      less than 0.50%
South Dakota
Tennessee           4%
Texas               21%
Utah                1%
Vermont             less than 0.50%
Virginia            1%
Washington          2%
West Virginia
Wisconsin
Wyoming

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       2  2000 Annual Report - American Strategic Income Portfolio II

FUND OVERVIEW CONTINUED
--------------------------------------------------------------------------------

Mortgage Association) and Freddie Macs (Federal Home Loan Mortgage Corporation). We currently believe agency securities offer good cash flows, better values, and that they have AAA-rated credit quality. The fund owned no Treasury securities as of May 31.


ALTHOUGH THE INCREASING RATE ENVIRONMENT HAS BECOME SOMEWHAT PAINFUL FOR THE FUND, THE FED'S ACTION IS HELPING TO KEEP THE ECONOMY HEALTHY, WHICH IS BENEFICIAL FOR THE REAL ESTATE MARKETS AND THE FUND OVER THE LONG TERM. In the multifamily and commercial markets, increased rates mean less new construction, which translates into higher rent levels and occupancy levels in existing properties. Since this fund only buys loans on existing properties, less new supply is a positive factor for the fund. Also, with the U.S. economy continuing to grow, we are seeing increased values for single-family housing, lower foreclosure rates, and very low credit losses. As you can see on the map on the previous page, our mortgage loans are diversified across the majority of states to help avoid the risk of an economic downturn in one region. We are overweighted in states that are experiencing the most population and job growth, such as California, Texas, and Minnesota. We believe the Federal Reserve's moves will be successful in orchestrating a Osoft landingO for the economy without putting it into a recession, which would be the worst-case scenario for this fund.

THE HEALTHY ECONOMY HAS HELPED THE FUND HAVE MINOR CREDIT LOSSES DURING THE PERIOD; HOWEVER, PREPAYMENT LEVELS WERE HIGH. Keep in mind that the risk of credit losses (i.e. loans defaulting) is the primary risk of investing in mortgage loans. If the proceeds from the sale of the foreclosed property are less than the loan price that the fund paid, the fund would suffer a loss. Since inception, the fund has had net credit losses of $0.21 per share. The fund experienced four multifamily or commercial loan prepayments during the year and received prepayment penalties of $234,474 from these borrowers. Although the fund's net asset value benefits from the penalties, prepayments can be somewhat detrimental to the fund as it takes some time to find new mortgage loans with income levels that are as attractive as the loans that are retired.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO II AND THE TRUST YOU HAVE PLACED IN US AS MANAGERS. We hope you will take a few minutes to read, vote on, and return the proxy that you received in the mail. We believe the new investment option described in the proxy will help the fund to maintain an attractive income level and total return. We will continue to closely monitor the fund's credit risk and income levels to help you achieve your financial goals.

--------------------------------------------------------------------------------
VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

-------------------------------------------------------------------------------

       3  2000 Annual Report - American Strategic Income Portfolio II

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2000
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $261,424,410
Real estate owned (identified cost:
  $452,565) (note 2)  ......................................         338,043
Accrued interest receivable  ...............................       2,051,928
Other assets  ..............................................          16,322
                                                                ------------
  Total assets  ............................................     263,830,703
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............      66,711,000
Accrued investment management fee  .........................         100,118
Bank overdraft  ............................................       1,928,223
Accrued administrative fee  ................................          55,479
Accrued interest  ..........................................         233,645
Other accrued expenses  ....................................          43,552
                                                                ------------
  Total liabilities  .......................................      69,072,017
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $194,758,686
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $231,068,147
Undistributed net investment income  .......................       1,491,207
Accumulated net realized loss on investments  ..............     (32,191,307)
Unrealized depreciation of investments  ....................      (5,609,361)
                                                                ------------

  Total - representing net assets applicable to capital
    stock  .................................................    $194,758,686
                                                                ============

  * Investments in securities at identified cost  ..........    $266,919,249
                                                                ============

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................    $194,758,686
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      15,957,289
Net asset value  ...........................................    $      12.20
Market price  ..............................................    $      11.00

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         4  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended May 31, 2000
 ................................................................................

INCOME:
Interest (net of interest expense of $5,091,697)  ..........    $19,557,222
Rental income from real estate owned (note 2)  .............            638
                                                                -----------

  Total investment income ..................................     19,557,860
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................      1,294,622
Administrative fee  ........................................        461,749
Custodian and accounting fees  .............................        114,054
Transfer agent fees  .......................................         22,560
Reports to shareholders  ...................................         72,296
Mortgage servicing fees  ...................................        361,058
Directors' fees  ...........................................          3,009
Audit and legal fees  ......................................         87,042
Other expenses  ............................................        128,137
                                                                -----------
  Total expenses  ..........................................      2,544,527
    Less expenses paid indirectly  .........................        (11,575)
                                                                -----------

  Total net expenses  ......................................      2,532,952
                                                                -----------

  Net investment income  ...................................     17,024,908
                                                                -----------

NET REALIZED AND UNREALIZED LOSSES
 ON INVESTMENTS (NOTE 4):
Net realized loss on investments in securities  ............     (1,678,925)
Net realized loss on real estate owned  ....................        (12,944)
                                                                -----------

  Net realized loss on investments  ........................     (1,691,869)
Net change in unrealized appreciation or depreciation of
  investments  .............................................     (9,524,918)
                                                                -----------

  Net loss on investments  .................................    (11,216,787)
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $ 5,808,121
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         5  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended May 31, 2000
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and rental income  ................................    $ 19,557,860
Net expenses  ..............................................      (2,532,952)
                                                                ------------
  Net investment income  ...................................      17,024,908
                                                                ------------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable  ...................         735,555
  Net amortization of bond discount and premium  ...........         185,535
  Change in accrued fees and expenses  .....................        (195,648)
  Change in other assets  ..................................          28,635
                                                                ------------
    Total adjustments  .....................................         754,077
                                                                ------------

    Net cash provided by operating activities  .............      17,778,985
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................     129,856,622
Purchases of investments  ..................................     (69,920,005)
Net purchases of short-term securities  ....................      (1,438,840)
                                                                ------------

    Net cash provided by investing activities  .............      58,497,777
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments on reverse repurchase agreements  .............     (37,214,000)
Retirement of fund shares  .................................     (23,048,103)
Distributions paid to shareholders  ........................     (17,844,198)
                                                                ------------

    Net cash used by financing activities  .................     (78,106,301)
                                                                ------------
Net decrease in cash  ......................................      (1,829,539)
Cash at beginning of year  .................................         (98,684)
                                                                ------------

    Cash at end of year  ...................................    $ (1,928,223)
                                                                ============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements  ............................................    $  5,251,546
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         6  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED        YEAR ENDED
                                                                  5/31/00           5/31/99
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 17,024,908      $ 18,910,977
Net realized gain (loss) on investments  ...................      (1,691,869)          766,651
Net change in unrealized appreciation or depreciation of
  investments  .............................................      (9,524,918)       (4,169,354)
                                                                ------------      ------------

  Net increase in net assets resulting from operations  ....       5,808,121        15,508,274
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (17,844,198)      (18,286,254)
                                                                ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....     (23,048,103)       (1,862,964)
                                                                ------------      ------------
  Total decrease in net assets  ............................     (35,084,180)       (4,640,944)

Net assets at beginning of year  ...........................     229,842,866       234,483,810
                                                                ------------      ------------

Net assets at end of year  .................................    $194,758,686      $229,842,866
                                                                ============      ============

Undistributed net investment income  .......................    $  1,491,207      $  2,310,497
                                                                ============      ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         7  2000 Annual Report - American Strategic Income Portfolio II

                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. II (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol BSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

--------------------------------------------------------------------------------

         8  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 2000, loans representing 2.8% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 7.3% of total single family principal outstanding at May 31, 2000. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized losses of $12,944 or $0.0008 per share on real estate sold during the year ended May 31, 2000.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 2000, the fund owned eight single family homes with an aggregate value of $338,043, or 0.17% of net assets.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended May 31, 2000, the average borrowings outstanding were $83,073,833 and the average rate was 6.23%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 2000, the fund had no outstanding when-issued or forward commitments.

--------------------------------------------------------------------------------

         9  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets

--------------------------------------------------------------------------------

        10  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended May 31, 2000, the effective investment management fee incurred by the fund was 0.61%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee based on an annual percentage of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund. For the fiscal period from June 1, 1999 through December 31, 1999, the fund paid the administrator a monthly fee in an amount equal to an annual rate of 0.20% of the fund's average weekly net assets. Effective January 1, 2000, the administrator's fee increased to an annual rate of 0.25% of the fund's average weekly net assets. The new administrative fee includes 0.05% for accounting expenses which were previously charged to and paid separately by the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the year ended May 31, 2000, the fund paid $50,453 to U.S. Bank for custody services.

                      EXPENSES PAID INDIRECTLY
                      Expenses paid indirectly represent reimbursements of custodian fees received from mortgage servicers of $11,575.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities for the year ended May 31, 2000, aggregated $69,734,470 and $129,856,622, respectively. Included in proceeds from sales are $1,466,500 from sales of real estate owned and $234,474 from prepayment penalties.

--------------------------------------------------------------------------------

        11  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at May 31, 2000, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER    EXPIRATION
                                          ------------  ----------
                                          $ 5,227,282        2003
                                           22,965,560        2004
                                              922,669        2005
                                            1,266,343        2006
                                          -----------
                                          $30,381,854
                                          ===========

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 897,341 shares (5% of the outstanding shares as of September 9, 1998).

                      Pursuant to the plan, the fund repurchased and retired the following:

                                            YEAR             % OUTSTANDING                 WEIGHTED AVERAGE
                                           ENDED    SHARES      SHARES          COST       DISCOUNT FROM NAV
                                          --------  -------  -------------  -------------  -----------------
                                           5/31/00   60,200         0.34%    $  707,912              7.13%
                                           5/31/99  156,300         0.87%    $1,862,964              8.85%

                      REPURCHASE OFFER
                      The fund's board of directors concluded that an additional offer to purchase up to 10% of the fund's outstanding shares at net asset value would be in the best interests of shareholders. Accordingly, the repurchase offer was sent to shareholders in November 1999, and the deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern
                      Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid by the fund on December 10, 1999, were as follows:

 PERCENTAGE     SHARES     REPURCHASE    PROCEEDS
 REPURCHASED  REPURCHASED    PRICE         PAID
 -----------  -----------  ----------  ------------
       10%     1,773,031     $12.58    $22,304,730

--------------------------------------------------------------------------------

        12  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO II

                                           Year        Year        Year     Year     Year
                                           Ended       Ended       Ended    Ended    Ended
                                          5/31/00   5/31/99(e)    5/31/98  5/31/97  5/31/96
                                          -------  -------------  -------  -------  -------
PER-SHARE DATA
Net asset value, beginning
  of period ............................  $12.92      $13.07      $12.63   $12.78   $13.00
                                          ------      ------      ------   ------   ------
Operations:
  Net investment income ................    1.02        1.06        1.03     0.98     0.99
  Net realized and unrealized gains
    (losses) on investments ............   (0.68)      (0.19)       0.41    (0.13)      --
                                          ------      ------      ------   ------   ------
    Total from operations ..............    0.34        0.87        1.44     0.85     0.99
                                          ------      ------      ------   ------   ------
Distributions to shareholders:
  From net investment income ...........   (1.06)      (1.02)      (1.00)   (1.00)   (1.21)
                                          ------      ------      ------   ------   ------
Net asset value, end of period .........  $12.20      $12.92      $13.07   $12.63   $12.78
                                          ======      ======      ======   ======   ======
Per-share market value, end of
  period ...............................  $11.00      $11.94      $11.81   $11.38   $10.63
                                          ======      ======      ======   ======   ======
SELECTED INFORMATION
Total return, net asset value (a) ......    2.77%       6.82%      11.74%    6.90%    7.84%
Total return, market value (b) .........    1.09%      10.06%      13.02%   17.19%    2.95%
Net assets at end of period
  (in millions) ........................  $  195      $  230      $  234   $  252   $  255
Ratio of expenses to average weekly net
  assets including interest
  expense (c) ..........................    3.62%       2.92%       3.39%    2.56%    2.39%
Ratio of expenses to average weekly net
  assets excluding interest
  expense (c) ..........................    1.21%       1.18%       1.38%    1.45%    1.26%
Ratio of net investment income to
  average weekly net assets ............    8.07%       8.06%       7.86%    7.73%    7.63%
Portfolio turnover rate (excluding
  short-term securities) ...............      24%         18%         48%      51%     105%
Amount of borrowings outstanding at end
  of period (in millions) ..............  $   67      $  104      $   76   $   84   $   53
Per-share amount of borrowings
  outstanding at end of period .........  $ 4.18      $ 5.84      $ 4.23   $ 4.21   $ 2.66
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................  $16.38      $18.76      $17.30   $16.84   $15.44
Asset coverage ratio (d) ...............     392%        321%        409%     400%     581%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.01% FROM FEDERAL EXCISE TAXES IN FISCAL YEAR 1996. FISCAL 1998 AND 1997 RATIOS INCLUDE 0.08% AND 0.18%, RESPECTIVELY, OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.

--------------------------------------------------------------------------------

        13  2000 Annual Report - American Strategic Income Portfolio II

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------


AMERICAN STRATEGIC INCOME PORTFOLIO II                                          May 31, 2000
 .................................................................................................................

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (28.7%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (28.7%):
    FIXED RATE (28.7%):
      6.50%, FNMA, 6/1/29 ...............................  5/17/99   $19,188,536(b)  $ 19,049,306     $ 17,749,396
      8.00%, FNMA, 5/1/30 ...............................   5/9/00    10,000,000(b)     9,867,290        9,915,625
      7.50%, FNMA, 4/1/30 ...............................   5/9/00    10,990,332(b)    10,600,720       10,667,436
      7.50%, FNMA, 5/1/30 ...............................   5/9/00     8,964,998(b)     8,647,885        8,701,607
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     9,000,000(b)     8,880,561        8,921,250
                                                                                     ------------     ------------
                                                                                       57,045,762       55,955,314
                                                                                     ------------     ------------

        Total U.S. Government and Agency Securities  ....                              57,045,762       55,955,314
                                                                                     ------------     ------------

PRIVATE MORTGAGE-BACKED SECURITIES (e) (4.0%):
  FIXED RATE (4.0%):
      8.71%, RFC 1997-NPC1, 8/27/23 .....................  3/27/97     8,181,406        8,209,232        7,819,412
                                                                                     ------------     ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (99.9%):
  COMMERCIAL LOANS (30.9%):
      1336 and 1360 Energy Park Drive,
        7.65%, 10/1/08 ..................................  9/29/98     2,932,799        2,932,799        2,694,549
      Bigelow Office Building, 9.00%, 4/1/07 ............  3/31/97     1,346,976        1,346,976        1,336,677
      Canton Commerce Center, 9.25%, 7/1/01 .............  6/27/96     3,278,838        3,278,838        3,296,373
      Centre Point Commerce Park, 9.00%, 6/1/12 .........   5/2/97       742,584          735,158          735,738
      Cottonwood Square, 9.30%, 5/1/04 ..................  4/16/97     2,658,689        2,658,689        2,663,749
      Doctors Medical Plaza, 8.00%, 2/1/08 ..............  1/27/98       854,964          854,964          808,463
      Fortune Park V, VI, VII, 8.00%, 1/1/04 ............  12/29/98    3,707,664        3,707,664        3,556,051
      Hillside Crossing South Shopping Center,
        8.05%, 1/1/05 ...................................  12/22/97    1,742,384        1,742,384        1,661,033
      Hillside Office Park, 7.75%, 8/1/08 ...............   7/9/98       975,458          975,458          864,134
      Jamboree Building, 9.05%, 12/1/06 .................  11/15/96    1,915,371        1,896,218        1,904,606
      Minikahda MiniStorage III, 8.72%, 8/1/09 ..........  9/16/99     4,196,755        4,196,755        4,069,556
      Minikahda MiniStorage V, 8.87%, 9/1/09 ............  8/28/98     1,862,821        1,862,821        1,819,637
      Oak Knoll Village Shopping Center,
        8.80%, 7/1/05 ...................................  6/10/98     1,369,302        1,369,302        1,339,849
      One Columbia Office Building, 8.00%, 1/1/08 .......   1/2/98     1,322,217        1,322,217        1,245,954
      PennMont Office Building, 8.88%, 5/1/01 ...........  4/29/96     1,322,995        1,322,995        1,325,606
      PMG Center, 9.05%, 9/1/03 .........................  8/29/96     2,313,565        2,313,565        1,669,716

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Provident Bank Building, 8.80%, 11/1/01 ...........  10/4/96     2,673,544        2,646,809        2,670,099
      Rapid Park Parking Lot, 9.00%, 9/1/07 .............   8/7/97   $ 3,629,535     $  3,629,535     $  3,616,140
      Ridgehill Professional Building, 7.50%, 1/1/09 ....  12/7/98     2,648,379        2,648,379        2,405,543
      Ridgewood Estates Mobile Home Park,
        8.55%, 12/1/00 ..................................  11/14/95    2,017,516        2,014,232        2,012,363
      Rimrock Plaza, 7.75%, 12/1/08 .....................  12/2/98     3,196,079        3,196,079        2,932,771
      Rubin Center, 8.90%, 7/1/07                          6/13/97     3,184,746        3,184,746        3,157,155
      Stevenson Office Building, Port Orchard Cinema and
        Jensen Industrial Building, 8.00%, 2/1/09 .......  1/21/99     3,379,194        3,379,194        3,167,317
      Sundance Plaza, 7.25%, 11/1/08 ....................  10/29/98    1,070,384        1,070,385          996,767
      Wellington Professional Center, 8.80%, 11/1/01 ....  11/1/96     2,629,029        2,629,029        2,625,983
      Westwood Business Park I, 9.66%, 5/25/01 ..........   2/4/00     5,000,000        5,000,000        5,050,000
      Westwood Business Park II, 13.00%, 6/1/01 .........   5/7/99       700,000          693,000          622,310
                                                                                     ------------     ------------
                                                                                       62,608,191       60,248,139
                                                                                     ------------     ------------

  MULTIFAMILY LOANS (37.1%):
      Arbor at Dairy Ashford Apartments I,
        8.58%, 3/1/01 ...................................   2/6/98     3,982,633        3,982,633        3,958,349
      Arbor at Dairy Ashford Apartments II,
        13.00%, 3/1/01 ..................................   2/6/98       804,167          804,167          749,684
      Autumnwood, Southern Woods, Hinton Hollow,
        9.10%, 6/1/03 ...................................  5/31/96     6,231,792        6,231,792        6,214,258
      Beverly Palms Apartments,
        7.75%, 4/1/04 ...................................  3/25/99    12,191,389       12,191,389       11,650,350
      Chardonnay Apartments,
        8.70%, 1/1/07 ...................................  12/18/96    4,233,144        4,211,979        4,164,202
      Deering Manor,
        8.10%, 12/8/22 ..................................  12/8/92     1,204,992        1,192,942        1,189,661
      Fremont Plaza Apartments,
        7.50%, 7/1/08 ...................................   7/1/98     2,603,325        2,603,325        2,413,419
      Harbor View Apartments,
        8.10%, 1/25/18 ..................................  1/22/93       727,449          720,174          718,268
      Jaccard Apartments,
        8.83%, 12/1/03 ..................................  11/1/96     2,724,495        2,724,495        2,708,253
      Kona Kai Apartments,
        8.45%, 11/1/05 ..................................  10/24/95    1,110,196        1,104,144        1,086,129
      Newport Apartments,
        9.75%, 4/1/02 ...................................  3/10/95     1,313,520        1,297,101        1,331,321
      Normandale Lake Estates,
        8.13%, 2/1/03 ...................................  1/16/96     2,376,775        2,373,414        2,327,968
      Park Place of Venice Apartments,
        10.75%, 4/1/02 ..................................   3/2/95     2,555,630        2,542,067        2,389,693
      Park Terrace Apartments,
        8.45%, 11/1/05 ..................................  10/24/95    2,493,727        2,487,493        2,442,073

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        14  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Primrose Apartments,
        8.63%, 11/1/07 ..................................  10/19/95    1,071,754        1,067,188        1,049,354
      Rhode Island Chateau Apartments,
        8.85%, 6/1/02 ...................................  5/21/97   $ 2,746,359     $  2,746,359     $  2,742,904
      Sierra Madre Apartments,
        8.40%, 7/1/02 ...................................  6/16/97     1,776,966        1,776,966        1,746,934
      Skyline Apartments,
        8.80%, 12/1/03 ..................................  11/6/96     2,043,047        2,039,642        2,027,711
      The Gables at Westlake Apartments,
        7.40%, 2/1/08 ...................................  1/16/98     6,355,903        6,355,903        5,871,504
      The Meadows, Fairfield Manor, Auburn Apartments,
        8.63%, 11/1/07 ..................................  10/19/95    1,614,350        1,612,781        1,589,117
      Vintage Apartments,
        9.00%, 8/1/05 ...................................  8/15/95     2,835,920        2,831,509        2,741,369
      Westview Apartments,
        7.80%, 3/1/03 ...................................  2/16/96     1,054,763        1,040,859        1,019,259
      Whispering Hills Apartments, 8.80%, 10/1/02           9/8/95     1,996,694        1,973,522        1,978,224
      Whispering Hollow Apartments I,
        8.58%, 3/1/01 ...................................   2/6/98     5,513,781        5,513,781        5,480,161
      Whispering Hollow Apartments II,
        13.00%, 3/1/01 ..................................   2/6/98     1,113,333        1,113,333        1,037,904
      Winterland Apartments I, 9.35%, 7/1/12 ............   6/6/97       588,194          588,194          590,201
      Winterland Apartments II, 9.35%, 7/1/12 ...........   6/6/97     1,127,373        1,127,373        1,077,165
                                                                                     ------------     ------------
                                                                                       74,254,525       72,295,435
                                                                                     ------------     ------------

  SINGLE FAMILY LOANS (31.9%):
      Aegis III, 8.93%, 6/13/11 .........................  5/13/97     1,345,331(b)     1,312,170        1,330,376
      Amerivest Mortgage, 8.54%, 5/1/12 .................  9/28/93     1,676,488(b)     1,240,601        1,626,006
      CTX Mortgage, 9.21%, 11/23/22 .....................  11/23/92    1,185,439(b)     1,055,882        1,164,679
      Energy Park Loans, 12.20%, 12/1/22 ................  12/1/92        88,208(b)        84,527           90,854
      Fairbanks III, 9.95%, 1/1/07 .                       3/18/94       355,246(b)       326,511          254,110
      Fairbanks IV, 8.63%, 7/3/11 .                        11/3/94       561,663(b)       482,559          525,773
      First Federal of Delaware, 8.26%, 2/1/18 ..........  1/29/93     2,686,950(b)     2,463,155        2,580,976
      Greenwich, 9.50%, 6/16/05 .........................  2/16/96       315,501(b)       307,641          303,532
      Heartland Federal Savings &
        Loan, 11.38%, 11/17/22 ..........................  11/17/92       98,937           95,231          101,905
      Kentucky Central Life, 9.48%, 5/1/22 ..............  2/12/93     1,972,900(b)     1,907,339        1,953,136
      Kislak, 10.01%, 6/30/20 ...........................  4/14/93     3,234,510(b)     3,039,932        3,212,400
      Maryland National Bank, 9.78%, 9/1/18 .............  1/29/93       618,617(b)       594,025          619,678
      McDowell, 9.78%, 12/1/20 ..........................  12/11/92    1,847,574        1,848,384        1,866,592
      Merchants Bank, 10.47%, 12/1/20 ...................  12/18/92      701,812          707,581          709,236
      Meridian, 9.36%, 10/15/22 .........................  10/15/92      608,410(b)       625,974          611,679

                                                             Date      Shares/                           Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------

      Meridian III, 9.10%, 12/1/20 .                       12/21/92  $ 2,364,392(b)  $  2,254,585     $  2,325,877
      Minneapolis Employees Retirement Fund,
        8.05%, 2/10/14 ..................................  4/10/96     2,771,113(b)     2,571,348        2,624,168
      NationsBank,
        8.79%, 10/1/07 ..................................  12/10/92       40,285(b)        37,465           40,029
      Neslund Properties, 9.88%, 2/1/23 .................  1/27/93     2,318,267(b)     2,306,755        2,379,666
      Nomura I, 9.87%, 12/16/23 .........................  12/16/93    5,271,808(b)     5,464,593        5,180,108
      Nomura II, 8.75%, 3/22/15 .........................  8/22/94     6,668,832(b)     6,347,082        5,891,159
      Nomura III, 8.38%, 8/29/17 ........................  9/29/95    10,649,638(b)     9,208,009        9,835,957
      Norwest II, 8.19%, 11/27/22 .                        2/27/96     1,171,958(b)     1,166,082        1,122,369
      Norwest IV, 8.43%, 4/23/25 ........................  5/23/96     2,484,968(b)     2,469,615        2,378,474
      Norwest VII, 8.07%, 9/24/25 .                        2/24/97     1,845,960(b)     1,794,161        1,762,272
      Norwest X, 8.17%, 4/1/25 ..........................  3/12/98       825,051(b)       827,029          785,028
      Norwest XIII, 8.32%, 11/1/25                         10/28/98    1,388,597(b)     1,381,654        1,349,462
      Norwest XIV, 7.66%, 3/1/25 ........................  12/3/98     3,252,636(b)     3,220,110        3,016,253
      Norwest XV, 7.68%, 2/1/26 .........................  12/23/98      678,069(b)       669,594          635,852
      Norwest XVI, 8.03%, 1/27/27                           3/4/99       426,221(b)       414,287          404,555
      Norwest XVII, 7.61%, 7/11/24 ......................  5/20/99       393,589(b)       379,080          368,402
      Old Hickory Credit Union, 10.26%, 10/15/22 ........  10/28/92      796,536(b)       798,600          793,691
      Paine Webber, 12.62%, 10/15/20 ....................  9/17/92       146,902          131,951          133,270
      PHH U.S. Mortgage, 8.81%, 1/1/12 ..................  12/30/92    2,022,073        1,967,705        1,865,847
      President Homes 92-4, Sales Inventory,
        8.13%, 10/15/20 .................................  12/1/92        64,583           63,311           63,376
      President Homes 92-8, Sales Inventory,
        7.81%, 11/24/22 .................................   3/1/93       120,168          119,248           99,577
      Progressive Consumers Federal Credit Union,
        11.65%, 10/15/22 ................................  11/5/92       146,931(b)       138,432          148,349
      Salomon, 7.77%, 12/28/16 ..........................  7/28/94     1,949,242(b)     1,866,399        1,836,056
      Sears Mortgage, 8.82%, 11/18/22 ...................  11/18/92       68,830(b)        65,732           68,181
                                                                                     ------------     ------------
                                                                                       61,754,339       62,058,910
                                                                                     ------------     ------------

        Total Whole Loans and Participation Mortgages ...                             198,617,055      194,602,484
                                                                                     ------------     ------------

RELATED PARTY MONEY MARKET FUND (1.6%):
      First American Prime Obligations Fund .............  5/31/00     3,047,200(f)     3,047,200        3,047,200
                                                                                     ------------     ------------

        Total Investments in Securities (g)  ............                            $266,919,249     $261,424,410
                                                                                     ============     ============

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        15  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON MAY 31, 2000, SECURITIES VALUED AT $110,666,883 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                  NAME OF
                                                                  BROKER
                    ACQUISITION                    ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE     INTEREST    OF COLLATERAL
      -----------   -----------  -----   -------   --------   ---------------
      $17,011,000     5/15/00    6.53%   6/15/00   $ 49,370          (1)
       12,500,000     5/1/00     7.29%    6/1/00     75,937          (2)
          500,000     5/12/00    7.54%    6/1/00      1,990          (2)
        8,353,000     5/15/00    6.52%   6/15/00     24,205          (3)
        8,577,000     5/15/00    6.52%   6/15/00     24,854          (4)
        9,530,000     5/15/00    6.52%   6/15/00     27,616          (5)
       10,240,000     5/15/00    6.52%   6/15/00     29,673          (6)
      -----------                                  --------
      $66,711,000                                  $233,645
      ===========                                  ========

    * INTEREST RATE AS OF MAY 31, 2000. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    Name of broker and description of collateral:
             (1) MORGAN STANLEY DEAN WITTER;
                FNMA, 6.50%, 6/1/29, $19,188,536 PAR
             (2) NOMURA;
                AEGIS III, 8.93%, 6/13/11, $1,273,606 PAR
                AMERIVEST MORTGAGE, 8.54%, 5/1/12, $1,676,488 PAR
                CTX MORTGAGE, 9.21%, 11/23/22, $1,117,860 PAR
                ENERGY PARK LOANS, 12.20%, 12/1/22, $88,208 PAR
                FAIRBANKS III, 9.95%, 1/1/07, $355,246 PAR
                FAIRBANKS IV, 8.63%, 7/3/11, $561,663 PAR
                FIRST FEDERAL OF DELAWARE, 8.26%, 2/1/18, $2,686,950 PAR GREENWICH, 9.50%, 6/16/05, $315,501 PAR
                KENTUCKY CENTRAL LIFE, 9.48%, 5/1/22, $1,946,795 PAR
                KISLAK, 10.01%, 6/30/20, $2,983,689 PAR
                MARYLAND NATIONAL BANK, 9.78%, 9/1/18, $618,617 PAR
                MERIDIAN, 9.36%, 10/15/22, $524,702 PAR
                MERIDIAN III, 9.10%, 12/1/20, $2,364,392 PAR
                MINNEAPOLIS EMPLOYEES RETIREMENT FUND, 8.05%, 2/10/14, $2,771,113 PAR
                NATIONSBANK, 8.79%, 10/1/07, $38,255 PAR
                NESLUND PROPERTIES, 9.88%, 2/1/23, $2,227,291 PAR
                NOMURA I, 9.87%, 12/16/23, $5,271,808 PAR
                NOMURA II, 8.75%, 3/22/15, $6,046,320 PAR
                NOMURA III, 8.38%, 8/29/17, $10,479,443 PAR
                NORWEST II, 8.19%, 11/27/22, $1,094,394 PAR
                NORWEST IV, 8.43%, 4/23/25, $2,333,849 PAR
                NORWEST VII, 8.07%, 9/24/25, $1,788,155 PAR
                NORWEST X, 8.17%, 4/1/25, $825,051 PAR
                NORWEST XIII, 8.32%, 11/1/25, $1,388,597 PAR
                NORWEST XIV, 7.66%, 3/1/25, $2,482,231 PAR
                NORWEST XV, 7.68%, 2/1/26, $424,770 PAR
                NORWEST XVI, 8.03%, 1/27/27, $426,221 PAR
                NORWEST XVII, 7.61%, 7/11/24, $393,589 PAR
                OLD HICKORY CREDIT UNION, 10.26%, 10/15/22, $757,962 PAR
                PROGRESSIVE CONSUMERS FEDERAL CREDIT UNION, 11.65%, 10/15/22, $146,931 PAR
                SALOMON, 7.77%, 12/28/16, $1,949,242 PAR
                SEARS MORTGAGE, 8.82%, 11/18/22, $68,830 PAR
             (3) NOMURA;
                FNMA, 7.50%, 5/1/30, $8,964,998 PAR
             (4) NOMURA;
                FNMA, 8.00%, 5/1/30, $9,000,000 PAR
             (5) NOMURA;
                FNMA, 8.00%, 5/1/30, $10,000,000 PAR

             (6) NOMURA;
                FNMA, 7.50%, 4/1/30, $10,990,332 PAR
                THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE
             AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $40,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON THE UNUSED PORTION OF A $40,000,000 LENDING COMMITMENT.
    (c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 2000. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2000.
    (d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

    Commercial Loans:
             1336 AND 1360 ENERGY PARK DRIVE - ST. PAUL, MN
             BIGELOW OFFICE BUILDING - LAS VEGAS, NV
             CANTON COMMERCE CENTER - CANTON, MA
             CENTRE POINT COMMERCE PARK - ORLANDO, FL
             COTTONWOOD SQUARE - COLORADO SPRINGS, CO
             DOCTORS MEDICAL PLAZA - COLORADO SPRINGS, CO
             FORTUNE PARK V, VI, VII - INDIANAPOLIS, IN
             HILLSIDE CROSSING SOUTH SHOPPING CENTER - ELK RIVER, MN
             HILLSIDE OFFICE PARK - ELK RIVER, MN
             JAMBOREE BUILDING - COLORADO SPRINGS, CO
             MINIKADHA MINISTORAGE III - ST. PAUL, MN
             MINIKAHDA MINISTORAGE V - ST. PAUL, MN
             OAK KNOLL VILLAGE SHOPPING CENTER - AUSTIN, TX
             ONE COLUMBIA OFFICE BUILDING - ALISO VIEJO, CA
             PENNMONT OFFICE BUILDING - ALBUQUERQUE, NM
             PMG CENTER - FORT LAUDERDALE, FL
             PROVIDENT BANK BUILDING - DESOTO, TX
             RAPID PARK PARKING LOT - MINNEAPOLIS, MN
             RIDGEHILL PROFESSIONAL BUILDING - MINNETONKA, MN
             RIDGEWOOD ESTATES MOBILE HOME PARK - LAYTON, UT
             RIMROCK PLAZA - BILLINGS, MT
             RUBIN CENTER - CLEARWATER, FL
             STEVENSON OFFICE BUILDING, PORT ORCHARD CINEMA AND JENSEN
               INDUSTRIAL BUILDING - STEVENSON, PORT ORCHARD AND ARLINGTON, WA
             SUNDANCE PLAZA - COLORADO SPRINGS, CO
             WELLINGTON PROFESSIONAL CENTER - WELLINGTON, FL
             WESTWOOD BUSINESS PARK I - FARMERS BRANCH, TX
             WESTWOOD BUSINESS PARK II - FARMERS BRANCH, TX

    Multifamily Loans:
             ARBOR AT DAIRY ASHFORD APARTMENTS I - HOUSTON, TX
             ARBOR AT DAIRY ASHFORD APARTMENTS II - HOUSTON, TX
             AUTUMNWOOD, SOUTHERN WOODS, HINTON HOLLOW - KNOXVILLE, TN BEVERLY PALMS APARTMENTS - HOUSTON, TX
             CHARDONNAY APARTMENTS - TULSA, OK
             DEERING MANOR - NASHWAUK, MN
             FREMONT PLAZA APARTMENTS - PHOENIX, AZ
             HARBOR VIEW APARTMENTS - GRAND MARAIS, MN
             JACCARD APARTMENTS - UNIVERSITY CITY, MO
             KONA KAI APARTMENTS - PUEBLO, CO
             NEWPORT APARTMENTS - WHITE SETTLEMENT, TX
             NORMANDALE LAKE ESTATES - BLOOMINGTON, MN
             PARK PLACE OF VENICE APARTMENTS - VENICE, FL
             PARK TERRACE APARTMENTS - PUEBLO, CO
             PRIMROSE APARTMENTS - GRAND FALLS, ND
             RHODE ISLAND CHATEAU APARTMENTS - ST. LOUIS PARK, MN
             SIERRA MADRE APARTMENTS - LAS VEGAS, NV
             SKYLINE APARTMENTS - KANSAS CITY, KS
             THE GABLES AT WESTLAKE APARTMENTS - OKLAHOMA CITY, OK
             THE MEADOWS, FAIRFIELD MANOR, AUBURN APARTMENTS - WAHPETON, ND VINTAGE APARTMENTS - KERMAN, CA
             WESTVIEW APARTMENTS - AUSTIN, TX
             WHISPERING HILLS APARTMENTS - NASHVILLE, TN
             WHISPERING HOLLOW APARTMENTS I - DALLAS, TX
             WHISPERING HOLLOW APARTMENTS II - DALLAS, TX
             WINTERLAND APARTMENTS I - GRAND FORKS, ND
             WINTERLAND APARTMENTS II - GRAND FORKS, ND

--------------------------------------------------------------------------------

        16  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
    Single Family Loans:
             AEGIS III - 49 LOANS, TEXAS
             AMERIVEST MORTGAGE - 27 LOANS, MASSACHUSETTS
             CTX MORTGAGE - 15 LOANS, UNITED STATES
             ENERGY PARK LOANS - 1 LOAN, MINNESOTA
             FAIRBANKS III - 2 LOANS, INDIANA AND WASHINGTON
             FAIRBANKS IV - 9 LOANS, UNITED STATES
             FIRST FEDERAL OF DELAWARE - 62 LOANS, UNITED STATES
             GREENWICH - 4 LOANS, COLORADO
             HEARTLAND FEDERAL SAVINGS & LOAN - 1 LOAN, CALIFORNIA
             KENTUCKY CENTRAL LIFE - 59 LOANS, KENTUCKY
             KISLAK - 64 LOANS, CENTRAL AND SOUTHERN UNITED STATES
             MARYLAND NATIONAL BANK - 11 LOANS, EASTERN UNITED STATES
             MCDOWELL - 38 LOANS, GEORGIA
             MERCHANTS BANK - 25 LOANS, VERMONT
             MERIDIAN - 8 LOANS, CALIFORNIA AND FLORIDA
             MERIDIAN III - 48 LOANS, CALIFORNIA
             MINNEAPOLIS EMPLOYEES RETIREMENT FUND - 76 LOANS, MINNESOTA NATIONSBANK - 6 LOANS, GEORGIA
             NESLUND PROPERTIES - 91 LOANS, MINNESOTA
             NOMURA I - 129 LOANS, CALIFORNIA AND TEXAS
             NOMURA II - 122 LOANS, UNITED STATES
             NOMURA III - 169 LOANS, MIDWESTERN UNITED STATES
             NORWEST II - 14 LOANS, MIDWESTERN UNITED STATES
             NORWEST IV - 24 LOANS, MIDWESTERN UNITED STATES
             NORWEST VII - 16 LOANS, MIDWESTERN UNITED STATES
             NORWEST X - 6 LOANS, MIDWESTERN UNITED STATES
             NORWEST XIII - 15 LOANS, MIDWESTERN UNITED STATES
             NORWEST XIV - 20 LOANS, MIDWESTERN UNITED STATES
             NORWEST XV - 6 LOANS, MIDWESTERN UNITED STATES
             NORWEST XVI - 6 LOANS, MIDWESTERN UNITED STATES
             NORWEST XVII - 5 LOANS, MIDWESTERN UNITED STATES
             OLD HICKORY CREDIT UNION - 27 LOANS, TENNESSEE
             PAINE WEBBER - 6 LOANS, NEW JERSEY
             PHH U.S. MORTGAGE - 20 LOANS, UNITED STATES
             PRESIDENT HOMES 92-4, SALES INVENTORY - 1 LOAN, MICHIGAN
             PRESIDENT HOMES 92-8, SALES INVENTORY - 2 LOANS, KANSAS
             PROGRESSIVE CONSUMERS FEDERAL CREDIT UNION - 2 LOANS,
               MASSACHUSETTS
             SALOMON - 27 LOANS, NEW JERSEY
             SEARS MORTGAGE - 2 LOANS, FLORIDA

    (e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2000, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $202,421,896 OR 103.9% OF TOTAL NET ASSETS.
    (f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
    (g) ON MAY 31, 2000, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL ESTATE OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $269,181,267. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, INCLUDING REAL ESTATE OWNED, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 2,072,196
      GROSS UNREALIZED DEPRECIATION ......   (9,491,010)
                                            -----------
        NET UNREALIZED DEPRECIATION ......  $(7,418,814)
                                            ===========

--------------------------------------------------------------------------------

        17  2000 Annual Report - American Strategic Income Portfolio II

               INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC. II:

                      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Strategic Income Portfolio Inc. II as of May 31, 2000, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended May 31, 1998, were audited by other auditors whose report dated July 10, 1998, expressed an unqualified opinion.

                      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of May 31, 2000, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. II at May 31, 2000, and the results of its operations and its cash flows for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

                      Minneapolis, Minnesota
                      July 12, 2000

--------------------------------------------------------------------------------

        18  2000 Annual Report - American Strategic Income Portfolio II

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
------------                              -------
June 23, 1999 ..........................  $0.0850
July 28, 1999 ..........................   0.0875
August 25, 1999 ........................   0.0875
September 22, 1999 .....................   0.0875
October 27, 1999 .......................   0.0875
November 23, 1999 ......................   0.0875
December 27, 1999 ......................   0.0995
January 12, 2000 .......................   0.0875
February 23, 2000 ......................   0.0875
March 29, 2000 .........................   0.0875
April 26, 2000 .........................   0.0875
May 24, 2000 ...........................   0.0875
                                          -------
  Total ................................  $1.0595
                                          =======

--------------------------------------------------------------------------------

        19  2000 Annual Report - American Strategic Income Portfolio II

                   SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 16, 1999. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected the following
                          directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
David T. Bennett* ......................    14,222,302           343,833
Robert J. Dayton .......................    14,222,152           343,982
Roger A. Gibson ........................    14,222,867           343,268
Andrew M. Hunter III ...................    14,222,867           343,268
Leonard W. Kedrowski ...................    14,222,123           344,012
John M. Murphy, Jr. ....................    14,222,302           343,833
Robert L. Spies ........................    14,222,302           343,833
Joseph D. Strauss ......................    14,222,016           344,118
Virginia L. Stringer ...................    14,221,558           344,577

                      *   David Bennett passed away in September, 1999.

                      (2) The fund's shareholders ratified the selection by a
                          majority of the independent members of the fund's Board of Directors of Ernst and Young LLP as the independent public accountants for the fund for the fiscal year ending May 31, 2000. The following votes were cast regarding this matter:

   SHARES
   VOTED          SHARES                      BROKER
   "FOR"      VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 ----------  -----------------  -----------  ---------
 14,319,842         322,679         23,612          --

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved the continuation of the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998.

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value per share, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued upon six months notice to shareholders. Share repurchases are not mandatory when fund shares are trading at a
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        20  2000 Annual Report - American Strategic Income Portfolio II

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                      discount from net asset value; all repurchases will be at
                      the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next share's dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value
                      (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

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        21  2000 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 8218, Boston, Massachusetts 02266, 1-800-543-1627.

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        22  2000 Annual Report - American Strategic Income Portfolio II

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